Entry # 80318
                                            Date Filed:  10-20-2006
                                                 Pedro A. Cortes
                                           Secretary of the Cokmmonwealth
                                                    SID 01/04

25 MAR 10


PENNSYLVANIA DEPARTMAENT OF STATE
CORPORATION BUREAU
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                  Articles of Admendment-Domestic Corporation
                                  (15Pa.C.S.)

                         [X] Business Corporation(*1915)
                         [ ] Nonprofit Corporation(*5915)

Name     BELINDA SCHORY                   Document will be returned to the
         PENNCORP SERVICEGROUP, INC       names and address you enter to
Address  600 NORTH SECOND ST.   9201      the left.
         P.O. BOX  1210
City     HARRISBURG, PA  17108-1210   Commonwealth of Pennsylvania
                                      ARTICLES OF AMENDMENT - BUSINESS 5 Page(s)

Fee:  $70

                                                    T0629663086

     In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

     1.   The name of the corporation is:
          BICO, INC.
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     2.   The (a) address of the corporation's current registered office in the
          Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a) Number and Street     City       State         Zip       County

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          (b) Name of Commercial Registered Office Provider
                                                                       County
           c/o National Registered Agents, Inc.                       Dauphin
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     3.   The statute by or under which it was incorporated:
                                                     15 Pa. C.S. Section 1306
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     4.   The date of its incorporation:       3/20/1972
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     5.   Check and if appropriate complete, one of the following:

          [X] The amendment shall be affective upon filing these Articles of Amendment in the Department of State.

          [ ] The amendment shall be effective on:             at
                                                  -------------  --------------
                                                      Date           Hour
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     2006 OCT 20  AH 9:33
     PA. DEPT. of STATE

25 MAR 1996   05:32                                                  SID  02/04



DSCB:  15-1915/5915-2

     6.   Check one of the following:

     [ ] The amendment was adopted by the shareholders or members pursuant to 15 Pa. C.S. *1914(a)and (b) or * 5914(u).

     [X] The amendment was adopted by the board of directors pursuant to
         15 Pa. C.S *1914(c) or*5914(b).
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     7.   Check, and if appropriate, complete on of the following:

     [X] The amendment adopted by the corporation, set forth in full, is as follows

     Article 1 is hereby deleted and replaced with the following:
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     "1. The name of the corporation is: Mobiclear Inc."

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     [ ] The amendment adopted by the corporation is set forth in full in
         Exhibit A attached hereto and made a part hereof.

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     8.   Check if the amendment restates the Articles:

     [ ] The restated Articles of Incorporation supercede the original articles and all amendments thereto.

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                                          IN TESTIMONY WHEREOF, the undersigned
                                          corporation has caused these Articles
                                          of Amendment to be signed by a duly
                                          authorized officer therof this

                                          18       day of    October,
                                          ---------      --------------

                                          2006
                                          ---------.



                                          BICO, INC.
                                          -------------------------------------
                                                  Name of Corporation



                                          -------------------------------------
                                                       Signature

                                          President
                                          -------------------------------------
                                                        Title